SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                          OF THE SECURITIES ACT OF 1934

         Date of Report (date of earliest event reported) May 25, 2005
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                        Nelnet Education Loan Funding, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

                Issuer of the Nelnet Education Loan Funding 2004-2




           Nebraska                 333-104736                  47-0809600
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(State of other jurisdiction        (Commission                (IRS Employer
of incorporation)                   File Number)                ID  Number)


121 South 13th Street, Suite 201, Lincoln, Nebraska                68508
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(Address of principal executive offices)                      (Zip Code)


Registrant's Telephone Number,
Including area code:                                         (402) 434-7140
                                                             --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 8.01. Other Events

        On May 25, 2005, Nelnet Education Loan Funding Series 2004-2 (the "Trust") made its regular quarterly distribution of funds to holders of its student loan asset-backed notes. In connection therewith the Trust distributed to noteholders of record a Distribution Date Certificate pursuant to the Indenture of Trust dated as of April 1, 2004, among the Issuer, Nelnet Education Loan Funding, Inc., and Wells Fargo Bank, National Association, as Indenture Trustee, and Wells Fargo Bank, National Association, as Eligible Lender Trustee. The Distribution Date Certificate included in this Form 8-K provides information relating to the Notes and the applicable distributions of funds in the Collection Fund held by the Indenture Trustee that occurred on the May 25, 2005 Distribution Date.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

19.1 Distribution Date Certificate for the May 25, 2005 Distribution Date is filed herewith.


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       NELNET EDUCATION LOAN FUNDING, INC.

                                       By:/s/ Terry J. Heimes
                                         -----------------------------------
                                          Terry J. Heimes
                                          President

Dated:  May 25, 2005


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                                  EXHIBIT INDEX



               Exhibit
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(19.1)  Distribution Date Certificate